SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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        Date of report (Date of earliest event reported): April 12, 2006

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Pennsylvania                        33-70992                     23-2679963

(State or other                 (Commission File              (I.R.S. Employer
  jurisdiction                     of Number)                Identification No.)
incorporation or
 organization)

                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

                                       n/a
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors; Election of Directors; Appointment of
Principal Officers

(d) Mr. Albert Passner was appointed to the Board of Directors of the Company on April 12, 2006, to fill the vacancy resulting from the increase in the size of the Board of Directors to seven members.

      Mr. Passner is a consultant in the fields of physics and engineering. From 1969 to 2001, Mr. Passner was a member of the technical staff at Lucent/AT&T Bell Labs. While at Lucent, Mr. Passner participated in many projects, including designing systems in electronics, optics, lasers, pulsed magnets, electron-optics, cryogenics and thin films. In addition, Mr. Passner has authored and co-authored more than fifty publications. Prior to his thirty plus years at Lucent/AT&T Bell Labs, Mr. Passner served as an engineer at RCA (1961-1963), and a member of the staff at Princeton-Penn Accelerator in Princeton, New Jersey (1963-1969). He received a BS in Physics from CCNY in 1960 and an MS in Physics from NYU in 1966.

                                   SIGNATURES

      Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      USA TECHNOLOGIES, INC.

                                                  By: /s/ George R. Jensen, Jr.
                                                      -------------------------
                                                      George R. Jensen, Jr.
                                                      Chief Executive Officer

Dated:  April 13, 2006